UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2019

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street	San Francisco,	California	94103
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 418-7506
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2019, Zendesk, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also issued a letter to its shareholders announcing its financial results for the quarter ended September 30, 2019 (the “Shareholder Letter”). The full text of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On October 24, 2019, Caryn Marooney notified the Company's Board of Directors (the “Board”) of her intent to resign as a Class I director, and from her positions as a member of the Company's Nominating and Corporate Governance Committee and the Company's Compensation Committee, effective upon the conclusion of the Company's 2020 Annual Meeting of Stockholders. Ms. Marooney's decision to resign is not a result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices. Effective upon Ms. Marooney's resignation, the Board approved a decrease in the size of the Board from eight (8) to seven (7), and a decrease in the size of the Class I directors from three (3) to two (2).

Item 7.01. Regulation FD Disclosure.

On October 29, 2019, Mikkel Svane, Chief Executive Officer of the Company, made the graphic included with this Current Report on Form 8-K as Exhibit 99.3 available to the public. The graphic and the investor deck are also be available for viewing at the Company’s investor website, investor.zendesk.com, although the Company reserves the right to discontinue that availability at any time.

On October 29, 2019, the Company held an earnings conference call to discuss the Company's financial results for the quarter ended September 30, 2019 and certain other matters. A copy of the transcript of the conference call is attached as Exhibit 99.4.

The information in this Item 7.01 (including Exhibits 99.3 and 99.4) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release issued by Zendesk, Inc., dated October 29, 2019.
99.2    Letter to Shareholders, dated October 29, 2019.
99.3    October 2019 Update, dated October 29, 2019.
99.4     Transcript of the Zendesk, Inc. earnings conference call held on October 29, 2019.

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Zendesk, Inc., dated October 29, 2019.
99.2	Letter to Shareholders, dated October 29, 2019.
99.3	October 2019 Update, dated October 29, 2019.
99.4	Transcript of the Zendesk, Inc. earnings conference call held on October 29, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

	By:	/s/ Elena Gomez
Chief Financial Officer
(Principal Financial Officer)
October 30, 2019